POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below (the "Undersigned") hereby constitutes and appoints WILLIAM A. JONES and JAY RAKOW his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for, and in the name, place and stead of, the Undersigned in his or her capacity as a director and/or officer of METRO-GOLDWYN-MAYER INC.
(the "Company"), to sign any and all Forms 3, 4 and 5 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Act") and to file the same with the Securities and Exchange Commission and any stock exchange or similar authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the Undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitution or substitutes, may lawfully do or cause to be done by virtue hereof.

The Undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the specific request of the Undersigned, are not assuming, nor is the Company assuming, any of the Undersigned's responsibilities to comply with Section 16 of the Act.

This Power of Attorney shall remain in full force and effect as to Undersigned until he or she is no longer required to file Forms 3, 4 or 5 with respect to his or her holdings of, or transactions in, securities issued by the Company, unless earlier revoked by the Undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

Dated:  August 7, 2002.

/s/ James D. Aljian			/s/ Frank G. Mancuso
__________________________		________________________
JAMES D. ALJIAN				FRANK G. MANCUSO
/s/ Francis Ford Coppola		/s/ Christopher McGurk
_________________________		________________________
FRANCIS FORD COPPOLA			CHRISTOPHER McGURK
/s/ Willie D. Davis			/s/ Priscilla Presley
__________________________		________________________
WILLIE D. DAVIS				PRISCILLA PRESLEY
/s/ Michael R. Gleason			/s/ Henry D. Winterstern
__________________________		________________________
MICHAEL R. GLEASON			HENRY D. WINTERSTERN
/s/ Alexander M. Haig, Jr.		/s/ Alex Yemenidjian
__________________________		________________________
ALEXANDER M. HAIG, JR.			ALEX YEMENIDJIAN
/s/ Kirk Kerkorian			/s/ Jerome B. York
___________________________		________________________
KIRK KERKORIAN				JEROME B. YORK